Acquisitions	12 Months Ended
Jan. 31, 2021
Business Combinations [Abstract]
Acquisitions

4. Acquisitions

In fiscal year 2019, the Company acquired an electric fleet and energy management business for a total purchase consideration of $1.5 million in cash. The Company recognized intangible assets related to customer relationships of $0.3 million and goodwill of $1.2 million. The goodwill amount represented synergies related to the Company’s existing platform expected to be realized from this business combination and assembled workforce. The associated goodwill and intangible assets are not deductible for tax purposes. Acquisition costs were not material and were charged to general and administrative expenses in the consolidated statements of operations as incurred. The intangible assets were recorded at fair value and were fully amortized as of January 31, 2020.

Unaudited pro forma results of operations for fiscal years 2019 was not provided because the historical operating results of the acquired business was not material and pro forma results would not be materially different from reported results for the periods presented.

In addition to the purchase consideration, the Company provided an additional $1.0 million of cash compensation awards and 797,280 shares of restricted common stock to employees for future services that vest over two years from the date of the acquisition. Total grant date fair value for the restricted common stock was $0.6 million. The Company recognizes expenses related to the cash compensation awards and restricted common stock on a straight-line basis over the requisite service period of two years. See Note 10 for further information on the restricted common stock.